After Recording Return to:
Thompson & Knight LLP
1722 Routh Street, Suite 1500
Dallas, Texas 75201
Attention: Adam Hill

MODIFICATION AND EXTENSION AGREEMENT

This MODIFICATION AND EXTENSION AGREEMENT (this “Agreement”) dated effective as of November 12, 2014 (the “Effective Date”) by and between STRATUS PROPERTIES INC., a Delaware corporation (“Stratus”), STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership (“SPOC”), CIRCLE C LAND, L.P., a Texas limited partnership (“Circle C”), and AUSTIN 290 PROPERTIES, INC., a Texas corporation (“Austin”) (Stratus, SPOC, Circle C and Austin are sometimes referred to in this Agreement severally as “Borrower”), and COMERICA BANK (“Lender”);

W I T N E S S E T H:

A.Borrower has executed and delivered to Lender, inter alia, relating to a loan (the “Loan”) in the original principal sum of $48,000,000.00

i.that certain Revolving Promissory Note dated as of December 31, 2012, payable to the order of Lender in the original principal sum of $35,000,000.00, with interest and principal payable as therein provided (the “Revolving Note”);

ii.that certain Promissory Note dated as of December 31, 2012, payable to the order of Lender in the original principal sum of $10,000,000.00, with interest and principal payable as therein provided (the “Construction Note”);

iii.that certain Promissory Note dated as of December 31, 2012, payable to the order of Lender in the original principal sum of $3,000,000.00, with interest and principal payable as therein provided (the “Line of Credit Note”; and together the Revolving Note and the Construction Note, collectively referred to as the “Note” );

iv.that certain Loan Agreement dated of even date with the Note between Borrower and Lender (the “Loan Agreement”);

v.that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note from Stratus to Brian P. Foley, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2012220644 of the Real Property Records of Travis County, Texas (the “Stratus Deed of Trust”);

vi.that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note from Circle C to Brian P. Foley, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2012220642 of the Real Property Records of Travis County, Texas (the “Circle C Deed of Trust”);

vii.that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note from SPOC to Brian P. Foley, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2012220643 of the Real Property Records of Travis County, Texas (the “SPOC Deed of Trust”); and

viii.that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note from Austin to Brian P. Foley, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2012220641 of the Real Property Records of Travis County, Texas, (the “Austin Deed of Trust”; and together with the Stratus Deed of Trust, Circle C Deed of Trust and the SPOC Deed of Trust, collectively referred to as the “Deed of Trust”).
The Note, the Loan Agreement, the Deed of Trust and all other documents evidencing, securing or otherwise in connection with the Loan evidenced by the Note being herein collectively called the “Loan Documents”).
B.The Note is due and payable on November 30, 2014, and Borrower has requested that Lender extend the term of the Note to February 28, 2015, and make certain other modifications to the Loan Documents, and Lender is willing to do so on the terms and conditions set forth below; and

C.Lender is the owner and holder of the Note and Borrower is the owner of the legal and equitable title to the Mortgaged Property;

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms. Capitalized terms used but not defined in this Agreement shall have the meaning given to such capitalized terms in the Loan Agreement.

2.Extension of Maturity Date. The maturity date of the Note is hereby extended to February 28, 2015 (the “Maturity Date”), and the liens, security interests, assignments and other rights evidenced by the Loan Documents are hereby renewed and extended to secure payment of the Note as extended hereby. Without limiting the foregoing, the term “Maturity Date” and other references to the maturity of the Loan or the Note used in the Note, the Loan Agreement and other Loan Documents are likewise amended to mean and refer to “February 28, 2015”.

3.Representations and Warranties. Borrower hereby represents and warrants that (a) Borrower is the sole legal and beneficial owner of the Mortgaged Property (other than the Mortgaged Property which has been released by Lender from the liens of the Deed of Trust); (b) Borrower is duly organized and legally existing under the laws of the state of its organizations and is duly qualified to do business in the State of Texas; (c) the execution and delivery of, and performance under this Agreement are within Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the powers of Borrower’s articles of incorporation and bylaws; (d) this Agreement constitutes the legal, valid and binding obligations of Borrower enforceable in accordance with its terms; (e) the execution and delivery of this Agreement by Borrower do not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which Borrower is a party or by which Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject; and (f) to the best of Borrower’s knowledge there exists no uncured default under any of the Loan Documents. Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation reasonable attorneys’ fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

4.Further Assurances. Borrower, upon request from Lender, agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Note.

5.Default; Remedies. If Borrower shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect, Borrower shall be deemed to be in default under the Deed of Trust and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the any of the Loan Documents or to which Lender may otherwise be entitled, whether at law or in equity.

6.Endorsement to Mortgagee Title Policy. Contemporaneously with the execution and delivery hereof, Borrower shall, at its sole cost and expense, obtain and deliver to Lender an Endorsement of the Mortgagee Title Policy insuring the lien of the Deed of Trust, under Procedural Rule P-9b(3) of the applicable title insurance rules and regulations, in form and content acceptable to Lender, stating that the company issuing said Mortgagee Title Policy will not claim that policy coverage has terminated or that policy coverage has been reduced, solely by reason of the execution of this Agreement.

7.Ratification of Loan Documents. Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein of any of the Loan Documents shall in no way adversely affect the security of the Deed of Trust and the other Loan Documents for the payment of the Note. The Loan Documents as modified and amended hereby are hereby ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure Borrower’s obligation to repay the Note.

8.Liens Valid; No Offsets or Defenses. Borrower hereby acknowledges that the liens, security interests and assignments created and evidenced by the Loan Documents are valid and subsisting and further acknowledges and agrees that there are no offsets, claims or defenses to any of the Loan Documents.

9.Merger; No Prior Oral Agreements. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements. No modification of this Agreement or any of the Loan Documents, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by Lender and Borrower. Lender and Borrower further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

11.    Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation title insurance policy endorsement charges, recording fees and fees and expenses of legal counsel to Lender.

12.    Release of Lender. Borrower hereby releases, remises, acquits and forever discharges Lender, together with its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the Effective Date, and in any way directly or indirectly arising out of or in any way connected to this Agreement or any of the Loan Documents or any of the transactions associated therewith, or the Mortgaged Property, including specifically but not limited to claims of usury.

13.    Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

14.    Severability. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

15.    Time of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

16.    Representation by Counsel. The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

17.    Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within said State.

18.    Successors and Assigns. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

19.    Notice of No Oral Agreements. Borrower and Lender hereby take notice of and agree to the following:

A.    PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY’S AUTHORIZED REPRESENTATIVE.

B.    PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN

DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

C.    THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement is executed on the respective dates of acknowledgement below but is effective as of the date first above written.

BORROWER:

STRATUS PROPERTIES INC.,
a Delaware corporation

By:    /s/Erin D. Pickens
Erin D. Pickens, Sr. Vice President

STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership

By:	STRS L.L.C., a Delaware limited liability company, General Partner

By	Stratus Properties Inc., a Delaware corporation, Sole Member

By:    /s/Erin D. Pickens
Erin D. Pickens,
Sr. Vice President

CIRCLE C LAND, L.P.,
a Texas limited partnership

By:	Circle C GP, L.L.C., a Delaware limited liability company, General Partner

By	Stratus Properties Inc., a Delaware corporation, Sole Member

By:    /s/Erin D. Pickens
Erin D. Pickens,
Sr. Vice President

AUSTIN 290 PROPERTIES, INC.,
a Texas corporation

By:    /s/Erin D. Pickens
Erin D. Pickens, Sr. Vice President

[Signature Page - Modification and Extension Agreement]

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the _12___ day of November, 2014, by Erin D. Pickens, Sr. Vice President of Stratus Properties Inc., a Delaware corporation, on behalf of said corporation.

/s/ Brooke E. Browning
Notary Public, State of Texas
My Commission Expires:     7-18-18
Printed Name of Notary:    Brooke Browning

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the _12___ day of November, 2014, by Erin D. Pickens, Sr. Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of STRS L.L.C., a Delaware limited liability company, General Partner of Stratus Properties Operating Co., L.P., a Delaware limited partnership, on behalf of said corporation, limited liability company and limited partnership.

/s/ Brooke E. Browning
Notary Public, State of Texas
My Commission Expires:     7-18-18
Printed Name of Notary:    Brooke Browning

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the _12___ day of November, 2014, by Erin D. Pickens, Sr. Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of Circle C GP, L.L.C., a Delaware limited liability company, General Partner of Circle C Land, L.P., a Delaware limited partnership, on behalf of said corporation, limited liability company limited partnership.

/s/ Brooke E. Browning
Notary Public, State of Texas
My Commission Expires:     7-18-18
Printed Name of Notary:    Brooke Browning

[Signature Page - Modification and Extension Agreement]

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the _12___ day of November, 2014, by Erin D. Pickens, Sr. Vice President of Austin 290 Properties Inc., a Delaware corporation, on behalf of said corporation.

/s/ Brooke E. Browning
Notary Public, State of Texas
My Commission Expires:     7-18-18
Printed Name of Notary:    Brooke Browning

[Signature Page - Modification and Extension Agreement]

LENDER:

COMERICA BANK

By:    /s/ Sterling J. Silver
Sterling J. Silver, Senior Vice President

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the ___ day of November, 2014, by Sterling J. Silver, Senior Vice President of Comerica Bank, on behalf of said bank.

/s/ Sarah Hanes
Notary Public, State of Texas
My Commission Expires:     7-24-15
Printed Name of Notary:    Sarah Hanes

[Signature Page - Modification and Extension Agreement]